SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 10, 2003



                        Commission File Number: 333-84334
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                              RFS PARTNERSHIP, L.P.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                                           62-1541639
   -----------------------                               -------------------
   (State of organization)                               (I.R.S. Employer
                                                         Identification No.)

450 South Orange Avenue, Orlando, Florida                     32801
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(Address of principal executive office)                     (Zip Code)


                   (800) 650-1000
----------------------------------------------------
(Registrant's telephone number, including area code)



                                  (Page 1 of 6)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On July 10, 2003, RFS Hotel Investors, Inc. ("RFS"), the former general partner of RFS Partnership, L.P. (the "Partnership"), consummated its previously announced merger with CNL Rose Acquisition Corp. ("CNL Acquisition"), a wholly owned subsidiary of CNL Hospitality Properties, Inc. ("CNL"). Further, on July 10, 2003, the Partnership consummated its previously announced merger with a wholly owned subsidiary of CNL, in which the Partnership is the surviving entity (the "Partnership Merger", and together with the merger of RFS with and into CNL Acquisition, the "Mergers"). As a result of the Mergers, RFS's separate corporate existence terminated and CNL Rose GP Corp., a Delaware corporation and wholly owned subsidiary of CNL ("CNL Rose GP") became the new general partner of the Partnership. On July 10, 2003, the Partnership filed an amendment to its Certificate of Limited Partnership with the Tennessee Secretary of State, reflecting the change in its general partner.

         In connection with the consummation of the Partnership Merger, the partnership units held by the Partnership's limited partners were converted into the right to receive $12.35 in cash per limited partnership unit outstanding, and each limited partner's interest in the Partnership terminated. By virtue of the Mergers, CNL Acquisition became the sole limited partner, and CNL Rose GP became the sole general partner, of the Partnership and, accordingly, the Partnership is currently an indirect, wholly owned subsidiary of CNL. On July 10, 2003, the Partnership amended and restated its partnership agreement to reflect, among other things, its new ownership and simplify the methods by which it is governed.

         In the Mergers, CNL paid approximately $383 million in total merger consideration to the former stockholders of RFS and the former limited partners of the Partnership. Of the total merger consideration, (i) approximately $189 million was financed by proceeds from the sale of CNL's common stock in its current equity offering, (ii) approximately $43 million was financed by borrowings under CNL's existing line of credit, (iii) approximately $50 million was provided in permanent financing related to one of CNL's properties, and (iv) approximately $101 million was financed by a bridge loan (the "Bridge Loan"), pursuant to the terms of that certain Credit Agreement (the "Credit Agreement") dated July 10, 2003, among the Partnership and RFS Financing Partnership, L.P., a Tennessee limited partnership ("RFS Financing", and together with the Partnership, the "Borrowers")), as borrowers, CNL, certain lenders, and Bank of America, N.A. ("BOA"). The Borrowers executed a note in the amount of $320 million on July 10, 2003, evidencing the Bridge Loan (the "Note"). The Bridge Loan requires monthly payments of interest only. Interest is incurred at an annual rate equal to the average British Bankers Association Interest Settlement Rate for Deposits in Dollars with a term equivalent to one month (the "Eurodollar Rate") plus (i) 3% of the loan value up to $278,650,000 and (ii) 6% of the loan value in excess of $278,650,000 (collectively referred to as the "Applicable Rate"). The Eurodollar Rate on July 10, 2003, the date of the execution of the Credit Agreement, was 1.05%. The Applicable Rate will increase by 0.5% on November 7, 2003, and on the last day of each subsequent three-month period thereafter. The first $250 million borrowed under the Bridge Loan (the "Tranche A Loans") and any interest accrued thereon, is due and payable by the Borrowers no later than January 10, 2004. Subject to compliance with certain loan covenants, the balance of the loan proceeds, an additional $219 million is available to the Borrowers for future draws in order to refinance former RFS debt to which CNL succeeded and


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for certain other approved uses. The Borrowers may continue to make multiple draws until November 7, 2003. Any additional borrowings in excess of the Tranche A Loans and any interest accrued thereon is due and payable by the Borrowers on July 10, 2005. Pursuant to that certain Continuing Guaranty Agreement, dated July 10, 2003 (the "Guaranty Agreement"), CNL, CNL Rose GP and CNL Acquisition have jointly and severally guaranteed the repayment of any borrowings by the Partnership under the Credit Agreement.

         In connection with the Bridge Loan, certain parent entities of the Partnership each entered into Security and Pledge Agreements with BOA, all dated July 10, 2003, pledging, as collateral security, its equity ownership interests in the Partnership and certain of its direct parent entities. Pursuant to the terms of the Security and Pledge Agreements, upon an Event of Default, as defined in the Credit Agreement, BOA may foreclose on the equity ownership interests being held as collateral pursuant to the Security and Pledge Agreements. Such a foreclosure may result in a change in control of the Partnership.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 10, 2003, the Partnership and several of its subsidiaries entered into that certain RFS Acquisition Agreement by and among CNL Hospitality Partners, LP, a Delaware limited partnership and wholly owned subsidiary of CNL, CNL Hotel RI-Orlando, Ltd., a Florida limited partnership and indirect wholly owned subsidiary of CNL, CNL Hotel CY-Edison, LP, a Delaware limited partnership and wholly owned subsidiary of CNL (collectively, the "Transferors"), the Partnership and CNL Acquisition, pursuant to which CNL Acquisition issued an amount equal to 24.4% of all classes of its capital stock to the Transferors in exchange for the Transferors transferring certain real estate properties to the Partnership.

         In connection with the Bridge Loan, the Partnership and certain of its parent entities also entered into certain Security and Pledge Agreements with BOA, all dated July 10, 2003, pledging, as collateral security, its equity ownership interests in certain of its subsidiaries to BOA.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not Applicable

         (b) Financial Statements required by this Item 7(b) will be filed by amendment within 60 days after the date hereof.

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

              2.1 RFS Acquisition Agreement dated as of July 10, 2003, by and among CNL Hospitality Partners, LP, CNL Hotel RI-Orlando, Ltd., CNL Hotel CY-Edison, LP, RFS Partnership, L.P. and CNL Rose Acquisition Corp.


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              3.1    Amendment to the Certificate of Limited Partnership of RFS
                     Partnership, L.P. (This Exhibit 3.1 was filed as Exhibit
                     3.17 to the Post-Effective Amendment No. 2 to CNL Hospitality Properties, Inc.'s Registration Statement on Form S-11, filed with the Securities and Exchange Commission on July 14, 2003, and is incorporated herein by reference in its entirety).

              3.2 Sixth Amended and Restated Agreement of Limited Partnership of RFS Partnership, L.P.

              10.1 Credit Agreement, dated as of July 10, 2003, among RFS Partnership, L.P., RFS Financing Partnership, L.P., CNL Hospitality Properties, Inc., Bank of America, N.A. and certain lenders named therein. (This Exhibit 10.1 was filed as Exhibit 10.69 to the Post-Effective Amendment No. 2 to CNL Hospitality Properties, Inc.'s Registration Statement on Form S-11, filed with the Securities and Exchange Commission on July 14, 2003, and is incorporated herein by reference in its entirety).

              10.2 Note, dated July 10, 2003, made by RFS Partnership, L.P. and RFS Financing Partnership, L.P. (This Exhibit 10.2 was filed as Exhibit 10.70 to the Post-Effective Amendment No. 2 to CNL Hospitality Properties, Inc.'s Registration Statement on Form S-11, filed with the Securities and Exchange Commission on July 14, 2003, and is incorporated herein by reference in its entirety).

              10.3 Continuing Guaranty Agreement, dated as of July 10, 2003 among CNL Hospitality Properties, Inc., CNL Rose GP Corp., and CNL Rose Acquisition Corp., in favor of Bank of America, N.A.

              10.4 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to common stock of RFS TRS Holdings, Inc.).

              10.5 Security and Pledge Agreement, dated as of July 10, 2003 between CNL Rose Acquisition Corp. and Bank of America, N.A. (relating to limited partner interests in RFS Partnership, L.P.).

              10.6 Security and Pledge Agreement, dated as of July 10, 2003 between CNL Hospitality Properties, Inc. and Bank of America, N.A. (relating to common stock of CNL Rose Acquisition Corp.).

              10.7 Security and Pledge Agreement, dated as of July 10, 2003 between CNL Rose GP Corp. and Bank of America, N.A. (relating to general partner interest in RFS Partnership, L.P.).


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              10.8   Security and Pledge Agreement, dated as of July 10, 2003
                     between CNL Hospitality Properties, Inc. and Bank of America, N.A. (relating to common stock of CNL Rose GP Corp.).

              10.9 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to limited partner interest in Ridge Lake, L.P.).

              10.10 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to common stock of RFS 2002 Financing, Inc.).

              10.11 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to limited liability company interest in RFS Financing 2002, L.L.C.).

              10.12 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to limited partner interest in RFS Financing Partnership, L.P.).

              10.13 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to common stock of Ridge Lake General Partner, Inc.).

              10.14 Security and Pledge Agreement, dated as of July 10, 2003 between RFS Partnership, L.P. and Bank of America, N.A. (relating to limited liability company interests in Ridge Lake, L.L.C.).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                              RFS PARTNERSHIP, L.P.

                                              By:  CNL Rose GP Corp., its
                                                   general partner


Dated:  July 25, 2003                         By: /s/ Thomas J. Hutchison, III
                                                  -----------------------------
                                              Name:   Thomas J. Hutchison, III
                                              Title:  Chief Executive Officer